Exhibit 99.4

Planet 13 Holdings Inc.

Unaudited Pro Forma Condensed Combined

Financial Statements

As of March 31, 2024

(Unaudited and Expressed in United States dollars)

The unaudited pro forma condensed combined financial statements of Planet 13 Holdings Inc. (“Planet 13” or the “Company”) consist of a condensed combined balance sheet at March 31, 2024, and condensed combined statements of operations and comprehensive loss for the three months ended March 31, 2024 and the year ended December 31, 2023, all of which reflect the Company’s acquisition of VidaCann LLC (“VidaCann”) and the disposition of Planet 13 Florida Inc. (“P13 Florida”) (such acquisition and disposition referred to herein as the “Transactions”). The unaudited pro forma condensed combined financial statements included herein have been derived from the following historical financial statements:

•	The audited consolidated financial statements of Planet 13 as at and for the year ended December 31, 2023;
•	The audited financial statements of VidaCann as at and for the year ended December 31, 2023;
•	The unaudited interim condensed consolidated financial statements of Planet 13 as at and for the three-month period ended March 31, 2024; and,
•	The unaudited interim condensed financial statements of VidaCann as at and for the three-month period ended March 31, 2024.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the related notes, which are included herein, the financial statements and notes included in Planet 13’s Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and the financial statements and notes of VidaCann attached as Exhibits 99.1 and 99.2 in Planet 13’s Current Report on Form 8-K filed by Planet 13 on July 24, 2024.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not necessarily reflect what the combined financial condition and results of operations would have reflected had the Transactions occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of the operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma information and adjustments are based upon current available information and certain assumptions that we believe are reasonable in the circumstances, as described in the notes to the unaudited pro forma condensed combined financial statements. The actual adjustments to Planet 13’s consolidated financial statements recorded upon approval of the Transaction will likely differ from those recorded in the unaudited pro forma condensed combined financial statements.

Planet 13 Holdings Inc.

Pro forma Consolidated Financial Statements

March 31, 2024

(Unaudited and Expressed in United States dollars)

PLANET 13 HOLDINGS INC. PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL POSITION AS AT MARCH 31, 2024 (EXPRESSED IN UNITED STATES DOLLARS

	Planet 13 Holdings Inc.	VidaCann LLC	Note	Adjustments	Consolidated
	$	$		$	$
ASSETS
Current

Cash	20,771,317	5,638,045	5 (a)	(1,899,489)
			5 (b)	(1,332,124)
			5 (c)	(694,481)
			5 (d)	(356,807)
			5 (e)	(84,462)
			5 (f)	(4,000,000)
			5 (g)	9,000,000
			5 (g)	(662,091)	26,379,908
Restricted Cash	2,050,584			-	2,050,584
Assets held for sale (P13 Florida license)	9,000,000		5 (g)	(9,000,000)	-
Accounts Receivable	1,035,465	-		-	1,035,465
Inventory	16,998,825	6,396,428		-	23,395,253
Prepaid expenses and Other Current Assets	2,893,277	124,056	5 (b)	1,332,124	4,349,457
	52,749,468	12,158,529		(7,697,330)	57,210,667
Long-term
Property and Equipment	67,342,325	17,473,252		-	84,815,577
Intangible Assets and goodwill	15,253,797	81,081	5 (j)	42,337,612	57,672,490
Right of Use Assets - operating	20,516,518	20,013,366		-	40,529,884
Long-term Deposits and Other Assets	800,757	413,549		-	1,214,306
Deferred Tax Assets	725,196	-		-	725,196

Total assets	157,388,061	50,139,777		34,640,282	242,168,120

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts Payable	1,953,157	630,883	5 (d)	(356,807)	2,227,233
Accrued Expenses	5,187,413	772,687		-	5,960,100
Income Tax Payable	7,499,412	-		-	7,499,412
Notes Payable - Current Portion	884,000	3,056,168	5 (i)	5,000,000
			5 (e)	(84,462)	8,855,706
Operating Lease Liabilities	779,389	4,164,800		-	4,944,189
	16,303,371	8,624,538		4,558,731	29,486,640
Long-term Liabilities
Operating Lease Liabilities	25,801,491	16,246,797		-	42,048,288
Long-term debt	-	91,598		-	91,598
Due to Members	-	2,194,481	5 (c)	(694,481)	1,500,000
Other Long-term Liabilities	33,000	-		-	33,000
Deferred tax Liability	3,510,826	-		-	3,510,826

Total Liabilities	45,648,688	27,157,414		3,864,250	76,670,352

Shareholders' Equity
Common Stock , no par value, 1,500,000,000 shares authorized, 222,247,854 issued and outstanding at Sept 30, 2023	-	-		-	-
Preferred Stock , no par value, 50,000,000 shares authorized, 0 issued and outstanding at March 31, 2024	-	-		-	-
Member's Equity	-	22,982,363	5 (a)	(21,082,874)	-
Payment to Members pre-closing			5 (a)	(1,899,489)
Additional Paid-in Capital	325,923,704	-	5 (h)	54,420,486	380,344,190
Deficit	(214,184,331)	-	5 (g)	(662,091)	(214,846,422)

Total Shareholders' Equity	111,739,373	22,982,363		30,776,032	165,497,768

Total Liabilities and Shareholders' Equity	157,388,061	50,139,777		34,640,282	242,168,120

The accompanying notes are an integral part of the financial statements.

PLANET 13 HOLDINGS INC. PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) FOR THE THREE MONTHS ENDED MARCH 31, 2024 (EXPRESSED IN UNITED STATES DOLLARS

	Planet 13 Holdings Inc.	VidaCann LLC			Consolidated
	Three Months Ended	Three Months Ended			Three Months Ended
	31-Mar-24	31-Mar-24	Note	Adjustments	31-Mar-24
	$	$
Revenue, net of discounts	22,877,471	12,511,055		-	35,388,526
Cost of Goods Sold	(12,392,992)	(6,939,022)		-	(19,332,014)
Gross Profit	10,484,479	5,572,033		-	16,056,512

Expenses
General and Administrative	10,024,787	1,822,727		-	11,847,514
Sales and Marketing	1,290,737	44,312		-	1,335,049
Lease Expense	774,946	1,119,652		-	1,894,598
Depreciation	2,059,023	334,293		-	2,393,316

Total Expenses	14,149,493	3,320,984		-	17,470,477

Income (Loss) from Operations	(3,665,014)	2,251,049		-	(1,413,965)

Other Income (Expense):
Interest Income (expense), Net	24,562	(125,243)		-	(100,681)
Foreign exchange gain/(loss)	(3,097)	-		-	(3,097)
Loss on Sale of Equipment	-	(1,981)		-	(1,981)
Other income, net	113,749	-		-	113,749
Total Other Income	135,214	(127,224)		-	7,990

Income (Loss) Before Provision for Income Taxes	(3,529,800)	2,123,825		-	(1,405,975)

Provision For Income Taxes
Current Tax Expense	(2,363,860)	-	7	(1,170,127)	(3,533,987)
Deferred Tax Recovery	19,891	-		-	19,891
	(2,343,969)	-		(1,170,127)	(3,514,096)

Net Income (Loss) and Comprehensive Income (Loss)	(5,873,769)	2,123,825		(1,170,127)	(4,920,071)

Basic and diluted loss per share	(0.03)	-			(0.02)

Weighted Average Number of shares of Common Stock
Basic and Diluted	228,437,545		6	81,872,252	310,309,797

The accompanying notes are an integral part of the financial statements.

PLANET 13 HOLDINGS INC. PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2023 (EXPRESSED IN UNITED STATES DOLLARS

	Planet 13 Holdings Inc.	VidaCann LLC			Consolidated
	Amended & Restated Year Ended	Year Ended			Year Ended
	31-Dec-23	31-Dec-23	Note	Adjustments	31-Dec-23
	$	$
Revenue, net of discounts	98,505,170	34,263,343		-	132,768,513
Cost of Goods Sold	(53,682,026)	(21,688,917)		-	(75,370,943)
Gross Profit	44,823,144	12,574,426		-	57,397,570

Expenses
General and Administrative	42,421,172	7,318,921		-	49,740,093
Sales and Marketing	5,368,473	398,955		-	5,767,428
Lease Expense	3,105,996	4,307,052		-	7,413,048
Impairment Loss	46,846,866	-		-	46,846,866
Depreciation	8,180,465	1,287,749		-	9,468,214

Total Expenses	105,922,972	13,312,677		-	119,235,649

Income (Loss) from Operations	(61,099,828)	(738,251)		-	(61,838,079)

Other Income (Expense):
Interest Income (Expense), Net	195,722	(537,774)		-	(342,052)
Foreign exchange gain/(loss)	3,653	-		-	3,653
Change in fair value of warrant liability	18,127	-		-	18,127
Gain on Sale-Leaseback	-	-		-	-
Provision for misappropriated funds	(2,000,000)	-		-	(2,000,000)
Gain on Sale of Equipment	-	(69,837)		-	(69,837)
Other income, net	807,023	2,848,264		-	3,655,287
Total Other Income (Loss)	(975,475)	2,240,653		-	1,265,178

Income (Loss) Before Provision for Income Taxes	(62,075,303)	1,502,402		-	(60,572,901)

Provision For Income Taxes
Current Tax Expense	(9,868,881)	-	7	(2,640,629)	(12,509,510)
Deferred Tax Recovery	(1,664,574)	-		-	(1,664,574)
	(11,533,455)	-		(2,640,629)	(14,174,084)

Net Income (Loss) and Comprehensive Income (Loss)	(73,608,758)	1,502,402		(2,640,629)	(74,746,985)

Basic and diluted loss per share	(0.33)	-			(0.25)

Weighted Average Number of shares of Common Stock
Basic and Diluted	221,964,287	-	6	81,872,252	303,836,539

The accompanying notes are an integral part of the financial statements.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) AS OF MARCH 31, 2024 (EXPRESSED IN UNITED STATES DOLLARS

1.	DESCRIPTION OF BUSINESS

The accompanying unaudited pro forma condensed consolidated financial statements of Planet 13 Holdings Inc. (“Planet 13” or the “Company”) have been prepared to give effect to a transaction between Planet 13 and VidaCann LLC (“VidaCann”).

Planet 13 was originally incorporated under the Canada Business Corporations Act on April 26, 2002, and continued under the British Columbia Business Corporations Act on September 24, 2019.

On September 15, 2023 (the “Effective Date”), Planet 13 Holdings Inc., a British Columbia corporation (“Planet 13 BC”) filed articles of domestication and articles of incorporation with the Secretary of State of the State of Nevada and changed its jurisdiction from the Province of British Columbia, Canada, to the State of Nevada (the “Domestication”), pursuant to a court-approved plan of arrangement (“Plan of Arrangement”).

On the Effective Date, pursuant to the Plan of Arrangement and by operation of law, all the rights, privileges and powers of Planet 13 BC, all property owned by Planet 13 BC, all debt due to Planet 13 BC, and all other causes of action belonging to Planet 13 BC immediately prior to the Effective Date remain vested in, or attached to, the Company following the Effective Date.

On the Effective Date, each holder of issued and outstanding common share of Planet 13 BC (the “Common Shares”) was deemed to receive one share of common stock of the Company (“Common Stock”), without any action required on the part of the holder thereof. Additionally, each holder of outstanding options to purchase Common Shares was deemed to receive options to purchase an equal number of shares of Common Stock at the same exercise price per share and otherwise the same terms under the Planet 13 Holdings Inc. 2018 Stock Option Plan, and each holder of restricted share units was deemed to receive restricted share units for an equal number of shares of the Common Stock and otherwise with the same terms and conditions under the Planet 13 Holdings Inc. 2018 Share Unit Plan.

Planet 13 common stock is listed on the Canadian Securities Exchange (“CSE”) under the ticker “PLTH” and is quoted on the OTCQX under the symbol “PLNH”.

VidaCann is a limited liability corporation formed on June 13, 2019, and is the successor to VidaCann, Ltd. which was formed on September 5, 2017, and dissolved on June 13, 2019. VidaCann is licensed in the State of Florida as a Medical Marijuana Treatment Center under Florida Statute 381.986. VidaCann maintains cultivation facilities located in Jacksonville, FL and a manufacturing complex also located in Jacksonville. VidaCann operates 27 dispensaries located throughout the state of Florida.

2.	SIGNIFICANT ACCOUNTING POLICIES

These unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of Planet 13 as of December 31, 2023. Management has determined that no material pro forma adjustments are necessary to conform the VidaCann accounting policies to the accounting policies used by Planet 13 in the preparation of its audited financial statements.

3.	BASIS OF PRESENTATION

These unaudited pro forma consolidated financial statements have been prepared by the management of Planet 13 in connection with the transaction described in Note 4, as of March 31, 2024.

The pro forma consolidated financial statements have been compiled from the following financial statements and should be read in conjunction with the following financial statements:

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) AS OF MARCH 31, 2024 (EXPRESSED IN UNITED STATES DOLLARS

●	The audited financial statements of Planet 13 as at and for the year ended December 31, 2023;
●	The audited financial statements of VidaCann as at and for the period ended December 31, 2023;
●	The unaudited interim condensed financial statements of Planet 13 as at and for the three months ended March 31, 2024; and,
●	The unaudited interim condensed financial statements of VidaCann as at and for the three months ended March 31, 2024.

For the pro forma consolidated statements of comprehensive income (loss) for the three months ended March 31, 2024, Planet 13 has utilized the unaudited interim condensed financial statements of VidaCann as at and for the three months ended March 31, 2024, as it is the most current information available.

These unaudited pro forma consolidated financial statements are not necessarily indicative of the Company's financial position on closing of the proposed transaction. In preparing these unaudited pro forma consolidated financial statements, no adjustments have been made to reflect additional costs or savings that could result from the transaction described in Note 4. Actual amounts recorded at the closing of the transaction will likely differ from those recorded in the unaudited pro forma consolidated financial statements.

The accompanying unaudited pro forma consolidated financial statements of the Company have been prepared by management from information derived from the financial statements, which were prepared in accordance with US GAAP Reporting Standards (“US GAAP”), of Planet 13 and VidaCann to show the effect of the transaction as discussed in Note 4.

4.	TRANSACTION

On August 28, 2023, Planet 13 and VidaCann entered into a binding Membership Interest Purchase Agreement (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, the Company acquired VidaCann from the Sellers for agreed consideration of: (i) 81,872,252 common shares in the capital of the Company (the “Share Consideration”) issued on May 10, 2024 on closing of the transaction (78,461,538 common shares pursuant to the Purchase Agreement, adjusted to reflect additional shares issued for closing working capital balances); (ii) a cash payment of US$4,000,000 (the “Closing Cash Payment”), subject to adjustments as set out in the Purchase Agreement; and (iii) promissory notes issued by the Company to the Sellers in the aggregate principal amount of US$5,000,000, subject to adjustments as set out in the Purchase Agreement. On May 9, 2024, the closing price of Planet 13 common stock was US$0.6647 (as quoted on the Canadian Securities Exchange and converted to USD at the Bank of Canada CAD/USD exchange rate in effect as of May 9, 20240, the total consideration is valued at approximately US$63,420,486. The Purchase Agreement contemplated that VidaCann will continue to have US$3,000,000 of bank notes and US$1,500,000 or less of related party notes payable to former VidaCann owners at the time of closing. The final determination of the consideration transferred and the related allocation of the fair value of the underlying net assets of VidaCann pursuant to the transaction are yet to be fully determined.

Post-transaction, the former equity holders of VidaCann, along with the VC Advisor, hold approximately 23.7% pro forma ownership of Planet 13 on a fully diluted basis. All shares issued by the Company are subject to resale restrictions under applicable U.S. and Canadian securities laws. Furthermore, each Seller or equity holder of a Seller that holds over 5% in indirect interest in VidaCann and received shares is subject to a lock-up agreement restricting trading of the shares received, with the release of one-third of shares from such restrictions six months following closing and on the same date in each subsequent six months thereafter. The transaction closed on May 10, 2024, after receiving approval from the applicable state cannabis regulators. The Company also completed the divestiture of its Florida Medical Marijuana Treatment Center license on May 6, 2024, prior to closing the transaction.

The Sellers were granted the right on closing to nominate one additional (fifth) director to the board of directors of Planet 13 (the “Board”) and David Loop was appointed to the Company’s Board of Directors on June 12, 2024.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) AS OF MARCH 31, 2024 (EXPRESSED IN UNITED STATES DOLLARS

5.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma condensed consolidated statement of financial position reflects the following adjustments as if the Transactions had occurred on March 31, 2024. The unaudited pro-forma condensed consolidated statements of operations and comprehensive loss for the year ended December 31, 2023, and for the three months ended March 31, 2024 reflect the following adjustments as if the acquisition had occurred on January 1, 2023 and January 1, 2024 respectively.

The unaudited pro forma consolidated financial statements have been presented giving effect to the following assumptions and pro forma adjustments:

a)	A reduction in share capital of $21,082,874 after reflecting a cash distribution to members of $1,899,489, to eliminate VidaCann's historical Members Equity,
b)	Payment of the 2024 VidaCann license renewal fee of $1,332,124 prior to closing
c)	A reduction of the related party debt due to VidaCann members of $694,481 to reduce the balance to $1,500,000 on closing.
d)	A reduction in accounts payable of $356,807 based on the estimated balance on closing.
e)	A reduction in notes payable to a third-party bank by $84,462 to reflect the balance of the notes on closing.
f)	An adjustment of $4,000,000 to the consolidated cash balance representing a $4,000,000 cash payment to the VidaCann Members on closing.
g)

An increase in cash of $9,000,000 representing the cash proceeds realized on the sale of the Planet 13 Florida Inc. MMTC license to a third party on May 6, 2024, prior to the closing of the VidaCann acquisition and a reduction in cash of $662,091 in estimated transaction costs that were expensed as part of the sale of the Planet 13 Florida license.

h)

An increase in Additional Paid in Capital of $54,420,486 reflects the issuance of 81,872,252 shares of Common Stock at $0.6647 per share based on the closing share price of PLTH as quoted on the CSE on May 9, 2024, converted to USD at the Bank of Canada daily exchange rate.

i)	An increase of $5,000,000 in Vendor Take-Back Notes issued to VidaCann Members on closing.
j)	To record the Transactions in accordance with ASC 805 as at March 31, 2024:

Planet 13 Shares of common stock issued	81,872,252
Share price on May 9, 2024	$0.6647
Value of share consideration	$54,420,486
Cash	$4,000,000
Vendor-Take-Back Notes	$5,000,000
Total consideration	$63,420,486

Less: Net Book Value of VidaCann	$21,082,874

Estimated Goodwill	$42,337,612

The Company estimates that the value ascribed to intangible assets and goodwill as part of the acquisition is $42,337,612.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) AS OF MARCH 31, 2024 (EXPRESSED IN UNITED STATES DOLLARS

6.	PRO FORMA SHARES OF COMMON STOCK

Common Stock in the unaudited pro forma consolidated financial statements is comprised of the following:

	Number of shares	Additional Paid in Capital ($)
Planet 13’s Shares of Common Stock outstanding ‐ March 31, 2024	243,291,548	325,923,704
Shares of Common stock issued to VidaCann’s Members	81,872,252	54,420,486
Pro forma consolidated Shares of Common Stock	325,163,800	380,344,190

7.	INCOME TAXES

The pro forma effective statutory income tax rate applicable to the consolidated operations subsequent to the completion of the Proposed Acquisition is approximately 21%.